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                                                                   EXHIBIT 10.14



                                 LIGHTFIRST INC.
                             REGISTRATION AGREEMENT



         THIS REGISTRATION AGREEMENT (this "Agreement") is made and entered into as of the first day of May, 2001, by and between LightFirst Inc., a Delaware corporation (the "Corporation"), and Richard Gritzke (the "Stockholder").

                                    RECITALS

         A. The Stockholder has agreed to purchase 600,000 shares (the "Shares") of the Corporation's Common Stock with the understanding that he will receive securities registration rights with respect to the Shares.

         B. The Corporation deems it desirable for the Corporation to grant certain securities registration rights to the Stockholder in order to induce the Stockholder to purchase the Shares.

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENTS

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         (a) "Common Stock" shall mean the common stock of the Corporation, $0.001 par value per share.

         (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

         (c) "Registrable Securities" shall mean at any time: (i) any shares of Common Stock then outstanding which were issued pursuant to the Common Stock Purchase Agreement, dated May 1, 2001, between the Corporation and the Stockholder; and (ii) any shares of Common Stock issued or issuable with respect to shares of Common Stock identified in subsection (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have: (x) been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them; (y) been sold to the public in accordance with Rule 144 (or any similar provision then in force) promulgated under the Securities Act; or
             (z) been

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             otherwise transferred and new certificates for them not bearing a restrictive legend have been delivered by the Corporation.

         (d) "Registration Expenses" shall mean all expenses incident to the Corporation's performance of or compliance with this Agreement, including, all registration, listing and filing fees, registrars' and transfer agents' fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Corporation and all independent certified public accountants (including the expenses of any audits and "cold comfort" letters), underwriters (including underwriter's counsel and the preparation of any "blue sky" memorandum or surveys, but excluding discounts and commissions) and other persons or entities retained by the Corporation and reasonable fees and expenses of a single legal counsel chosen by the Stockholder and reasonably acceptable to the Corporation to represent the Stockholder in connection with a Piggyback Registration (as hereinafter defined).

         (e) "Registration Statement" shall mean a registration statement filed pursuant to the Securities Act on Form S-1, S-2, S-3, SB-1 or SB-2 (but not on Form S-8 or any successor form) or any similar registration statement pursuant to which the Registrable Securities may be registered.

         (f) "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

2. PIGGYBACK REGISTRATION. As used in this Agreement, the following terms shall have the following meanings:

         2.1 RIGHT TO PIGGYBACK. If the Corporation determines to register any of its securities either for its own account or the account of a shareholder(s) exercising demand registration rights (other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities), the Corporation shall promptly give to Stockholder written notice thereof and include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of Registrable Securities specified in a written request made by the Stockholder within ten
             (10) days after receipt of such written notice from the Corporation.

         2.2 PRIORITY ON REGISTRATIONS. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Stockholder's right to registration shall be conditioned upon (i) the Stockholder's participation in such underwriting and (ii) the inclusion of the Registrable Securities in the underwriting pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by the Corporation; provided, however, that in the event of any



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             reduction in the securities to be included in the registration, the securities that may be included in the registration and underwriting shall be allocated (1) first, to the Corporation, and
             (2) second, among the Stockholder and the other security holders distributing their securities through such underwriting, in proportion (as nearly as practicable) to the number of shares owned by each such party.

         2.3 PIGGYBACK EXPENSES. All Registration Expenses incurred by the Corporation or the Stockholder in connection with any Piggyback Registration will be paid by the Corporation.

3.       DEMAND REGISTRATIONS.


         3.1 REQUESTS FOR REGISTRATION. Subject to the terms of this Agreement, the Stockholder, at any time commencing one year after the date the Corporation's first registration statement filed pursuant to the Securities Act is declared effective by the Securities and Exchange Commission, request that the Corporation file a Registration Statement with respect to all or part of their Registrable Securities. Within ten (10) days after receipt of any such request, the Corporation will give written notice of such request to all other holders and will include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within fifteen (15) days after the receipt or refusal of receipt of the Corporation's notice. All registrations requested pursuant to this Paragraph 3 are referred to herein as "Demand Registrations."

         3.2 NUMBER OF DEMAND REGISTRATIONS. The holders will be entitled to request two (2) Demand Registrations pursuant to which the Registrable Securities shall be registered and in which the Corporation will pay all Registration Expenses. A registration will not count as one of the permitted Demand Registrations (i) until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the holders requesting such registration) and (ii) unless the holders are able to register at least ninety percent (90%) of the Registrable Securities requested to be included in such registration (unless such holders are not so able to register such amount of the Registrable Securities due solely to the fault of such Holders); provided, however, that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Demand Registration.

         3.3 PRIORITY ON DEMAND REGISTRATIONS. The Corporation will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the Stockholder. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro




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             rata among the respective holders on the basis of the amount of
             Registrable Securities so requested to be included therein.

         3.4 SELECTION OF UNDERWRITERS. The Corporation shall have the right to select the investment banker(s) and manager(s) to administer any Demand Registration.

4.       REGISTRATION PROCEDURES. Whenever the holders of Registrable
         Securities have requested that any Registrable Securities be registered in a Piggyback Registration pursuant to this Agreement, the Corporation will use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed 180 days;

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

         (c) furnish to each seller of Registrable Securities and the underwriters of the securities being registered such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of such securities by such underwriters;

         (d) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;





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         (f) provide a transfer agent and registrar for all such Registrable
             Securities not later than the effective date of such Registration Statement;

         (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Stockholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities being sold (including, without limitation, effecting a stock split or a combination of shares);

         (h) make available for inspection by each seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, including, without limitation, any earning statement provided pursuant to Section 11(a) of the Securities Act;

         (i) notify each seller of such Registrable Securities, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed; and

         (j) notify each seller of such Registrable Securities of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (k) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Securities, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel selected by the Stockholder, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Securities by such seller;

         (l) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Securities of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         (m) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission




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             suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

5.       INDEMNIFICATION.

         5.1 THE CORPORATION. The Corporation agrees to indemnify and hold harmless, to the extent permitted by law, the Stockholder in the event that the Stockholder includes any Registrable Securities in a Piggyback Registration, its managers, officers and directors and each person or entity who controls such Stockholder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses, as incurred, arising out of, based upon or caused by any untrue or alleged untrue statement of material fact contained or required to be contained in any Registration Statement (including all documents incorporated therein by reference), prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Corporation by the Stockholder in writing expressly for use therein or which the Stockholder failed to provide or by the Stockholder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Corporation has furnished the Stockholder with a sufficient number of copies of the same or which is otherwise attributable of the negligence or willful misconduct of the Stockholder. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each person or entity who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholder.

         5.2 THE STOCKHOLDER. In connection with any Registration Statement in which the Stockholder is participating, each Stockholder will furnish to the Corporation in writing, within 15 days after request therefor, such information and affidavits as the Corporation reasonably requests for use in connection with any such Registration Statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, the Corporation, its directors and officers and each person or entity who controls the Corporation (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses, as incurred, arising out of, based upon or caused by any untrue or alleged untrue statement of material fact contained or required to be contained in such Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or alleged untrue statement or alleged omission is caused by or contained or required to be contained in any information or affidavit so furnished or required to be so furnished by the Stockholder or by the Stockholder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or







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             supplements thereto after the Corporation has furnished the
             Stockholder with a sufficient number of copies of the same or which is otherwise attributable to the negligence or willful misconduct of the Stockholder. Notwithstanding the foregoing, the obligation of the Stockholder to indemnify contained herein will be several, not joint and several, among the Stockholder and any other security holders distributing securities pursuant to any Registration Statement, and the liability of the Stockholder will be in proportion to and limited to the net amount received by the Stockholder from the sale of Registrable Securities pursuant to such Registration Statement. In connection with an underwritten offering, the Stockholder will indemnify such underwriters, their officers and directors and each person or entity who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Corporation.

         5.3 NOTICE. Any person or entity entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's consent (but such consent will not be unreasonably withheld so long as the indemnified party receives a complete release from any and all liability). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         5.4 SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

6.       MISCELLANEOUS.


         6.1 NO INCONSISTENT AGREEMENTS. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

         6.2 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Corporation will not take any action or permit any change to occur with respect to its securities which would



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             materially and adversely affect the ability of the holders of
             Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         6.3 REMEDIES. Any person or entity having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

         6.4 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Corporation has obtained the written consent of the Stockholder.

         6.5 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

         6.6 HEADINGS. The headings of various paragraphs of this Agreement have been inserted for reference only and shall not be a part of this Agreement.

         6.7 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If, however, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such provisions shall be ineffective to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         6.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois without reference to (i) its judicially or statutorily pronounced rules regarding conflict of laws or choice of law; (ii) where any instrument is executed or delivered; (iii) where any payment or other performance required by any such instrument is made or required to be made; (iv) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues;
             (v) where any action or other proceeding is instituted or pending;
             (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction or organization or domestication of any party; (vii) whether the laws of the form jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Illinois; or (viii) any combination of the foregoing.







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         6.9 NOTICES. Any notice required or permitted to be given hereunder shall be in writing, and shall be either (i) personally delivered,
             (ii) sent by U.S. certified or registered mail, return receipt requested, postage prepaid, or (iii) sent by Federal Express or other reputable common carrier guaranteeing next business day delivery, to the respective addresses of the parties set forth below, or to such other place as any party hereto may by notice given as provided herein designate for receipt of notices hereunder. Any such notice shall be deemed given and effective upon receipt or refusal of receipt thereof by the primary party to whom it is to be sent.

             If to the Corporation:             LightFirst Inc.
                                                5701 Silentbrook Lane
                                                Rolling Meadows, IL 60008
                                                Attention:  Martin P. Gilmore

             If to the Stockholder:             Richard Gritzke
                                                23 Mariemont Ave
                                                Buffalo, NY 14220

        6.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties with regard to the subject matter hereof, and there are no other prior or contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants respecting such subject matter not expressly set forth herein.

        6.11 COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       LIGHTFIRST INC., a Delaware corporation



                                       By:      /s/ Martin P. Gilmore
                                          --------------------------------------
                                       Its: President





                                       STOCKHOLDER


                                       By:     /s/ Richard Gritzke
                                           -------------------------------------
                                                Richard Gritzke


























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